Exhibit 99.1

Fuego Enterprises, Inc. Reports it has received a License to Operate as a U.S. Business in the Republic of Cuba

MIAMI, August 4, 2021 – Fuego Enterprises, Inc. (OTC: FUGI) (the “Company” or “Fuego”) announces that the National Register of Foreign Commercial Representatives of the Chamber of Commerce of the Republic of Cuba has issued Fuego a license to legally operate in Cuba as a U.S. business. The license was issued on July 21, 2021 and expires after five years, unless otherwise renewed.

Fuego is the first American company controlled by a Cuban-American to be registered in the Republic of Cuba. The Company is lawfully authorized to do business in the Republic of Cuba in any capacity that supports the benefit of the Cuban people, with a focus on media, ecommerce, infrastructure, travel/tourism, real estate, import/export, and agriculture.

Hugo Cancio, President and Chief Executive Officer of Fuego, said “We are focused on promoting the production and supply chain of food for the Cuban private sector (cooperatives and small farmers) and the import of food, agricultural technology, and raw materials to the country. We remain interested in other partnerships and joint venture opportunities that support the Cuban people and the goodwill between Cuba, the United States, and everyone around the world.”

All activities by the Company in Cuba meet U.S. policies, including those of the U.S. Treasury Department’s Office of Foreign Assets Control. We invite all interested parties to help support Fuego with the sale and distribution of food and other consumer goods to Cuba, and any other non-governmental partnerships that aid the people of Cuba.

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Contact:

Ariel Machado

Vice President & COO, Fuego Enterprises, Inc.

Ariel.Machado@FuegoEnterprisesInc.com

+1 (305) 602-0219 Office

More about Fuego Enterprises, Inc.

Fuego Enterprises, Inc. is a diversified holding company for business opportunities in developing and emerging markets. Fuego makes direct equity investments, launches new business initiatives, and seeks strategic partnerships and joint venture opportunities in the following industries: Travel & Hospitality, including real estate; Consumer Products & Promotional Goods; Software & Technology; Media & Entertainment; Infrastructure & Telecommunications; and, E-Commerce & Big Data Solutions. For more information, please visit www.FuegoEnterprisesInc.com.

Safe Harbor Statement

This press release contains statements, which may constitute forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995. Those statements include statements regarding the intent, belief or current expectations of Fuego Enterprises, Inc., members of their management, and assumptions on which such statements are based. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements.

Forward-Looking Statements

The information in this press release contains forward-looking statements within the meaning of Section 21E of the Exchange Act. All statements other than statements of historical fact made in this press release are forward-looking. In particular, the statements herein regarding industry prospects and future results of operations or financial position are forward-looking statements. The Company has based these forward-looking statements on its current expectations and projections about future events. These forward-looking statements can be identified by the use of words such as “believes,” “estimates,” “could,” “possibly,” “probably,” “anticipates,” “projects,” “expects,” “may,” “will,” or “should” or other variations or similar words. No assurances can be given that the future results anticipated by the forward-looking statements will be achieved. Forward-looking statements reflect management’s current expectations and are inherently uncertain. Fuego’s actual results may differ significantly from management’s expectations.

Unless otherwise indicated, information in this press release concerning economic conditions and Fuego’s industry is based on information from independent industry analysts and publications, as well as Fuego’s estimates. Except where otherwise noted, Fuego’s estimates are derived from publicly-available information released by third-party sources, as well as data from Fuego’s internal research, and are based on such data and Fuego’s knowledge of its industry, which Fuego believes to be reasonable. None of the independent industry publication market data cited in this report was prepared on Fuego’s behalf. The markets for Fuego’s products may not grow at the rate projected by market data, or at all. The failure of these markets to grow at the projected rates may have a material adverse effect on Fuego’s business and the market price of Fuego’s securities. Furthermore, if any one or more of the assumptions underlying the market data is later found to be incorrect, actual results may differ from the projections based on these assumptions. You should not place undue reliance on these forward-looking statements.

The forward-looking statements made in this press release relate only to events or information as of the date on which the statements are made in this press release. Therefore, prospective investors are cautioned that there can be no assurance that the forward-looking statements included in this press release will prove to be accurate and, accordingly, should not place undue reliance on such statements. In light of the significant uncertainties inherent to the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation or warranty by Fuego or any other person that the Company’s objectives and plans will be achieved in any specified time frame, if at all. Fuego does not undertake any obligation to update any such statements for any reason, even if new information becomes available or other events occur.